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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 22, 1998

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                     --------------------------------------
      (Exact name of registrant as specified in its governing instruments)

          Delaware                     333-38073                13-3416059
----------------------------    ------------------------     ----------------
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                     Identification No.)

                             World Financial Center
                                  North Tower
                            New York, New York 10281
                    ----------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 449-0336



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Item 1, Items 3 through 6, and Items 8 and 9 are not included because they are not applicable.

Item 2.  Acquisition or Disposition of Assets.

         On December 22, 1998, a single series of mortgage pass-through certificates, entitled Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, Series 1998-C3 (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling Agreement") attached hereto as Exhibit 4.1 and dated as of December 1, 1998, among Merrill Lynch Mortgage Investors, Inc. as depositor (the "Registrant"), GE Capital Loan Services, Inc, as master servicer, GE Capital Realty Group, Inc. as special servicer, and The Chase Manhattan Bank as trustee. The Certificates consist of seventeen classes (each, a "Class") of Certificates, eight of which Classes are designated as the "Class A-1 Certificates", the "Class A-2 Certificates", the "Class A-3 Certificates", the "Class B Certificates", the "Class C Certificates", the "Class D Certificates", the "Class E Certificates" and the "Class IO Certificates" (collectively, the "Offered Certificates"); and nine of which Classes are designated as the "Class F Certificates", the "Class G Certificates", the "Class H Certificates", the "Class J Certificates", the "Class K Certificates", the "Class L Certificates", the "Class R-I Certificates", the "Class R-II Certificates" and the "Class R-III Certificates" (collectively, the "Private Certificates"). The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of 139 multifamily and commercial mortgage loans (the "Mortgage Loans") having an aggregate principal balance as of December 1, 1998 (the "Cut-Off Date") of approximately $638,408,606. Each Mortgage Loan is secured by a first mortgage lien on a fee simple estate in an income producing property, with the exception of seven Mortgage Loans which are fully secured by a leasehold estate in income producing real property.

         All of the Mortgage Loans, having an aggregate principal balance of approximately $638,408,606 (the "Cut-Off Date Balance"), were acquired by the Registrant from Merrill Lynch Mortgage Capital Inc. ("MLMC") pursuant to a Mortgage Loan Purchase Agreement, dated as of December 1, 1998 (the "Purchase Agreement"), between the Registrant and MLMC. The purchase prices (collectively the "Purchase Price") for the Mortgage Loans under the Purchase Agreement consisted of a cash amount equal to (i) 100% of the Cut-Off Date Balance plus
(ii) interest accrued on the related Mortgage Loans at the related Mortgage Rate. The source of funds for payment of the Purchase Price was the proceeds derived from the sale of the Certificates by the Registrant to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") pursuant to an Underwriting Agreement, dated as of December 22, 1998 (the "Underwriting Agreement"), among the Registrant and MLPF&S (pertaining to the Offered Certificates) and a Certificate Purchase Agreement, dated as of December 22, 1998, among the Registrant and MLPF&S (pertaining to the Private Certificates). The Registrant is a wholly-owned limited purpose finance subsidiary of MLMC. On December 22, 1998, the Registrant transferred the Mortgage Loans to the Trust Fund pursuant to the Pooling Agreement. The consideration received by the Registrant in exchange for such transfer consisted of the Certificates.

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The Certificates have the following initial Certificate Balances and initial
Pass-Through Rates:


                                                         Initial Pass-Through
Class               Initial Certificate Balance                  Rate
-----
A-1 ...............        $129,870,000                          5.65%
A-2 ...............        $ 75,490,000                          5.87%
A-3 ...............        $243,122,000                          5.88%
B .................        $ 33,516,000                          (1)
C .................        $ 35,112,000                          (1)
D .................        $ 38,305,000                          (1)
E .................        $  7,980,000                          (1)
IO ................                    (2)                       (3)
F .................        $ 35,113,000                          6.00%
G .................        $  4,788,000                          6.00%
H .................        $ 14,364,000                          6.00%
J .................        $  3,192,000                          6.00%
K .................        $ 17,556,605                          6.00%
L .................                    (4)                       (4)
R-I ...............                 N/A(5)                       N/A(5)
R-II ..............                 N/A(5)                       N/A(5)
R-III .............                 N/A(5)                       N/A(5)

---------------

(1) The Pass-Through Rates applicable to the Class B, Class C, Class D and Class E Certificates will equal the Weighted Average Net Mortgage Rate minus 0.92%, 0.54%, 0.00% and 0.00%, respectively.

(2) The Class IO Certificates will not have a Certificate Balance nor will they entitle the holders thereof to receive distributions of principal.

(3) Holders of the Class IO Certificates will be entitled to receive distributions of interests in an amount equal to the aggregate interest accrued on the notional amount of each of its Components.

(4) The Class L Certificates will not have a Certificate Balance nor will they entitle the holders thereof to receive distributions of principal or interest, other than certain amounts.

(5) The Class R-1, Class R-II and Class R-III Certificates have no Certificate Balance and do not bear interest.

         The Offered Certificates and the Mortgage Loans are described in more detail in the Prospectus, dated February 25, 1998, and the Prospectus Supplement, dated December 17, 1998, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5). Capitalized terms used but not otherwise defined herein have the meanings set forth in the Prospectus Supplement.

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Item 7.  Financial Statements and Exhibits

         (a)      Financial Statements - Not Applicable

         (b)      Pro Forma Financial Information - Not Applicable

         (c)      Exhibits

                  1.1 Underwriting Agreement, dated as of December 22, 1998, among Merrill Lynch Mortgage Investors, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

                  4.1 Pooling and Servicing Agreement, dated as of December 1, 1998, among Merrill Lynch Mortgage Investors, Inc. as depositor, GE Capital Loan Services, Inc. as master servicer, GE Capital Realty Group, Inc. as special servicer, and The Chase Manhattan Bank as trustee.

                  99.1 Mortgage Loan Purchase Agreement, dated as of December 1, 1998, between Merrill Lynch Mortgage Investors, Inc. and Merrill Lynch Mortgage Capital Inc.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                      By: /s/ Michael M. McGovern
                                         --------------------------------------
                                          Name:  Michael M. McGovern
                                          Title: Secretary and Director




Dated: January 7, 1999

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                                 EXHIBIT INDEX

The following exhibits are being filed herewith:

Exhibit No.                    Description
-----------                    -----------

    1.1 Underwriting Agreement, dated as of December 22, 1998, among Merrill Lynch Mortgage Investors, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

    4.1 Pooling and Servicing Agreement, dated as of December 1, 1998, among Merrill Lynch Mortgage Investors, Inc. as depositor, GE Capital Loan Services, Inc. as master servicer, GE Capital Realty Group, Inc. as special servicer, and The Chase Manhattan Bank as trustee.

    99.1 Mortgage Loan Purchase Agreement, dated as of December 1, 1998, between Merrill Lynch Mortgage Investors, Inc. and Merrill Lynch Mortgage Capital Inc.



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